SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.
                                  20549



                                 Form 8-K




          Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



               Date of Report      July 15, 1997
               (Date of Earliest Event Reported)



               Registrant;
Commission     State of Incorporation          IRS Employer
File No.       Address and Telephone No.     Identification No.


1-9760         Atlantic Energy, Inc.              22-2871471
               (New Jersey)
               6801 Black Horse Pike
               Egg Harbor Township, NJ 08234
               (609) 645-4500



1-3559         Atlantic City Electric Company     21-0398280
               (New Jersey)
               6801 Black Horse Pike
               Egg Harbor Township, NJ 08234
               (609) 645-4100

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Item 5.   Other Events

     The following information updates certain matters previously reported under Part I, Item 1- Business of the Annual Report on Form 10-K for the year ended December 31, 1995 for Atlantic Energy, Inc. and Atlantic City Electric Company, as amended and supplemented by Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, and Current Reports on Form 8-K dated January 6, 1997 and January 27, 1997.

Competition


     On July 15, 1997, Atlantic City Electric Company filed its response to the New Jersey Board of Public Utilities (BPU) in connection with the BPU proposal for restructuring the electric power industry in New Jersey. Attached as exhibit 99 is the Company's release to the financial community with respect to its filing.

                             *****************


                                 SIGNATURE


            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Atlantic Energy, Inc.
                         Atlantic City Electric Company
                                  (Registrant)

                         By:   /s/ L. M. Walters
                                   L. M. Walters
                         Treasurer of Atlantic Energy, Inc.
                         and Vice President, Treasurer and
                         Assistant Secretary of Atlantic
                         City Electric Company



Date: July 16, 1997

                               Exhibit Index



Exhibit No. 99      Release to Financial Community dated July 15,
                    1997.